UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2010

GSI COMMERCE, INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-16611	04-2958132
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

935 First Avenue, King of Prussia, PA	19406
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 491-7000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

As required by a registration rights agreement we entered into in connection with the acquisition of Retail Convergence, Inc (“RCI”), we have filed a prospectus supplement to permit certain former stockholders of RCI to resell up to an additional 152,945 shares of GSI Commerce common stock. The selling stockholders named in the prospectus supplement acquired the shares registered for resale from GSI in connection with GSI’s acquisition of the remaining capital stock of RCI on December 31, 2009.

The documents listed in Item 9.01(d) below are being filed herewith in connection with such prospectus supplement and our Registration Statement No. 333-163167.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
5.1	Opinion of Blank Rome LLP.
23.1	Consent of Blank Rome LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSI COMMERCE, INC.

By:    /s/ Michael R. Conn

Michael R. Conn
Executive Vice President, Finance and Chief
Financial Officer

Dated: January 22, 2010

EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of Blank Rome LLP.
23.1	Consent of Blank Rome LLP (included in Exhibit 5.1).